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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2006 (MAY 11, 2006)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
MICHIGAN                                                 38-2626206
(STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
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                                     1-14094
                            (COMMISSION FILE NUMBER)


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
26255 AMERICAN DRIVE
SOUTHFIELD, MICHIGAN                                         48034
(ADDRESS OF PRINCIPAL                                     (ZIP CODE)
 EXECUTIVE OFFICES)
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                                 (248) 358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2006, the Company extended its $6.0 million line of credit agreement between Comerica Bank and the Company's subsidiary, Liberty Premium Finance. The maturity date of this agreement was amended to June 14, 2006, from May 14, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           a.    None.

           b.    None.

           c.    None.

           d.    Exhibits

                 10.1 Letter of extension between Comerica Bank and Liberty Premium Finance, dated May 11, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006               MEADOWBROOK INSURANCE GROUP, INC.
                                  (REGISTRANT)


                                  By:    /s/ Karen M. Spaun
                                       -----------------------------------------
                                         Karen M. Spaun, Chief Financial Officer


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                                  EXHIBIT INDEX

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EXHIBIT NO.      DOCUMENT DESCRIPTION

10.1 Letter of extension between Comerica Bank and Liberty Premium Finance, dated May 11, 2006.
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